UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

FactorShares 2X: S&P500 Bull/TBond Bear
(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0561294
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number)

c/o Factor Capital Management, LLC 1 Penn Plaza New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)

001-35087
(Commission File Number)

(212) 786-7480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated July 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FactorShares 2X: S&P500 Bull/TBond Bear

Date: July 16, 2012	By:	/s/ Samuel Masucci
	Name:	Samuel Masucci
	Title:	Chief Executive Officer